United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 5, 2015

Commission File Number	Registrant, Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number
1-16681	The Laclede Group, Inc. 700 Market Street St. Louis, MO 63101 Telephone Number 314-342-0878	Missouri	74-2976504
1-1822	Laclede Gas Company 700 Market Street St. Louis, MO 63101 Telephone Number 314-342-0878	Missouri	43-0368139
2-38960	Alabama Gas Corporation 2101 6th Avenue North Birmingham, Alabama 35203-2749 Telephone Number 205-326-8100	Alabama	63-0022000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
See Item 7.01.
Item 7.01 Regulation FD Disclosure.
On August 5, 2015, the Company issued its earnings news release announcing its results for the three months ended June 30, 2015. The text of the release is included in Exhibit 99.1 attached to this report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press release dated August 5, 2015.

The information contained in this report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LACLEDE GROUP, INC.
Date: August 5, 2015	By:	/s/ Steven P. Rasche
Steven P. Rasche Executive Vice President and Chief Financial Officer

LACLEDE GAS COMPANY
Date: August 5, 2015	By:	/s/ Steven P. Rasche
Steven P. Rasche Chief Financial Officer

ALABAMA GAS CORPORATION
Date: August 5, 2015	By:	/s/ Steven P. Rasche
Steven P. Rasche Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated August 5, 2015.